EXHIBIT 99.1

KATE SPADE & COMPANY REPORTS THIRD QUARTER 2016 RESULTS

•	Direct-to-consumer comparable sales growth of 7% for the third quarter
•	Net sales increased $39 million, or 14% for the third quarter on a reported basis; net sales increased $41 million, or 15%, excluding wind-down operations in 2015
•	Third quarter net income of $30 million, or 9% of net sales; Adjusted EBITDA of $54 million, or 17% of net sales
•	Diluted earnings per share from continuing operations of $0.23 for the quarter on a reported basis; diluted earnings per share of $0.13 for the quarter using a normalized tax rate
•	Reaffirms full year 2016 guidance

NEW YORK – NOVEMBER 2, 2016 – Kate Spade & Company (NYSE:KATE) today announced results for the third quarter ended October 1, 2016.

Craig A. Leavitt, Chief Executive Officer of Kate Spade & Company, said: “In the third quarter, several macroeconomic factors, including a challenging retail environment and continuing tourist headwinds, impacted our results. That said, we are making solid progress on several strategies that are continuing to drive growth in our business, which is reflected in the consumer’s strong response to our collections at full-price. We remain focused on the factors we can control as we continue to grow our business and execute our long-term strategy, maintaining our commitment to become a $4 billion business at retail.”

George Carrara, President and Chief Operating Officer of Kate Spade & Company, added: “In the third quarter, we delivered direct-to-consumer comparable sales growth of 7% and top-line growth of 15%. While gross margin pressures have increased in our off-price business, we were able to offset these conditions through strong expense controls. We expect that these efforts, which enabled us to achieve Adjusted EBITDA margin expansion for the third quarter, will help us achieve our 2016 guidance. We remain confident in our long-term strategy.”

For the first nine months of 2016 on a GAAP basis, the Company recorded income from continuing operations of $65 million, or $0.50 per diluted share, compared to a loss from continuing operations for the first nine months of 2015 of $(40) million, or $(0.31) per diluted share. Diluted earnings per share from continuing operations in the first nine months of 2016 were $0.29, using a normalized tax rate, compared to Adjusted diluted earnings per share of $0.15 in the first nine months of 2015. Net sales for the first nine months of 2016 were $911 million, an increase of $97 million, or 11.9%, compared to the first nine months of 2015. Net sales for the first nine months of 2016 increased $123 million, or 15.6%, excluding sales for wind-down operations for the first nine months of 2015. Adjusted EBITDA was $143 million for the first nine months of 2016, compared to Adjusted EBITDA, excluding wind-down operations of $105 million for the first nine months of 2015.

THIRD QUARTER RESULTS

Overall Results

Net sales for the third quarter of 2016 were $317 million, an increase of $39 million, or 14.1% compared to the third quarter of 2015. Net sales for the third quarter of 2016 increased $41 million, or 15.0%, excluding sales for wind-down operations for the third quarter of 2015. Third quarter 2016 direct-to-consumer comparable sales growth was 6.7%, or flat excluding eCommerce. Comparable sales per square foot for kate spade new york stores were $1,615 for the latest twelve months, compared to $1,619 for the twelve month period ended July 2, 2016.

Gross profit as a percentage of net sales was 59.4% for the third quarter of 2016, compared to 61.2% for the third quarter of 2015.

Selling, general & administrative expenses were $151 million, or 47.7% of net sales in the third quarter of 2016, compared to $157 million, or 56.8% of net sales in the third quarter of 2015. Selling, general & administrative expenses in the third quarter of 2015 were $150 million, or 54.3% of net sales, excluding the results of wind-down operations and expenses associated with streamlining activities.

Income from continuing operations was $30 million, or $0.23 per diluted share in the third quarter of 2016, compared to $5 million, or $0.04 per diluted share, in the third quarter of 2015. Diluted earnings per share from continuing operations in the third quarter of 2016 using a normalized tax rate were $0.13, compared to adjusted diluted earnings per share of $0.06 in the third quarter of 2015.

Segment Highlights

•

Kate Spade North America net sales for the third quarter of 2016 were $260 million, an increase of $31 million, or 13.7% compared to the third quarter of 2015. Net sales for the third quarter of 2016 increased $31 million, or 13.8%, excluding sales for wind-down operations for the third quarter of 2015. Kate Spade North America Segment Adjusted EBITDA was $47 million  (18.1% of net sales) for the third quarter of 2016 compared to $31 million (13.4% of net sales) for the third quarter of 2015. Segment Adjusted EBITDA Excluding Wind-Down Operations was $31 million  (13.5% of adjusted net sales) for the third quarter of 2015.

•

Kate Spade International net sales for the third quarter of 2016 were $51 million, an increase of $8 million, or 18.9% compared to the third quarter of 2015. Net sales for the third quarter of 2016 increased $10 million, or 24.3%, excluding sales for wind-down operations for the third quarter of 2015. Kate Spade International Segment Adjusted EBITDA was $5 million for the third quarter of 2016 and 2015  (10.4% and 11.2% of net sales, respectively). Segment Adjusted EBITDA Excluding Wind-Down Operations was $5 million  (12.0% of adjusted net sales) for the third quarter of 2015.

•

Adelington Design Group net sales for the third quarter of 2016 were $6 million, a decrease of (2.2)% compared to the third quarter of 2015. Adelington Design Group Segment Adjusted EBITDA was $1 million for the third quarter of 2016 and 2015 (18.7% and 18.9% of net sales, respectively). Segment Adjusted EBITDA Excluding Wind-Down Operations was $1 million (15.6% of net sales) for the third quarter of 2015.

Store Count Information

		Q3 2016
	Q2 2016	Net Store Openings	Q3 2016
North America Owned Stores
Specialty	108	-	108
Outlet	65	2	67
Total North America Owned Stores	173	2	175
Average Square Feet (in ‘000s)	391		403

International Owned Stores
Specialty	25	-	25
Outlet	14	-	14
Concessions	55	(1)	54
Total International Owned Stores	94	(1)	93
Average Square Feet (in ‘000s)	87		87

Total Owned Store Count	267	1	268
Average Owned Square Feet (in ‘000s)	478		490

Partner Operated Stores	87	5	92
Greater China Joint Venture Stores	43	(1)	42
Total Partnered Store Count	130	4	134

Total Store Count	397	5	402

Total Licensee Operated Partnered Stores	29	-	29

Total Store Footprint	426	5	431

2016 GUIDANCE

The Company expects the following:

Net Sales	$1.370B - $1.400B
Adjusted EBITDA *	$242M - $260M
Diluted Earnings Per Share **	$0.63 - $0.70
DTC Comparable Sales Growth	high single-digit to low double-digit growth
Capital Expenditures	$65M - $70M
Planned Net New Store Openings (Company Owned & Partners)	~ 40 - 45
2015 Year End NOL Balance	$739M

*Adjusted EBITDA, as presented in the Company’s 2016 guidance, excludes depreciation and amortization, losses on asset disposals and impairments, non-cash share-based compensation expense, income tax provision (benefit), interest expense, net and unrealized and certain realized foreign currency gains (losses).

** Diluted earnings per share estimated using a normalized tax rate of 40%.

RECONCILIATION FROM ADJUSTED EBITDA TO EPS

	Range
In millions, except per common share data
2016 Adjusted EBITDA *	$242	-	$260
Less: Share-based compensation, net **	33	-	34
Depreciation and amortization, net	52	-	54
Interest expense, net	21	-	21
Pretax income	136	-	151
Provision for income taxes at 40% rate	54	-	60
Income from continuing operations	$82	-	$91
Diluted shares outstanding	130		130
Diluted EPS assuming 40% tax rate	$0.63	-	$0.70

* Adjusted EBITDA includes $(7 – 8) million in Other expense, net related to the Company’s equity in the losses of its equity method investees.

** Included in SG&A, but excluded from Adjusted EBITDA.

CONFERENCE CALL INFORMATION

The Company will host a conference call at 8:30 a.m. Eastern time today to discuss its results for the third quarter 2016. The dial-in number is 1-888-694-4676 with pass code 87844308. The webcast can be accessed via the Investor Relations section of the Kate Spade & Company website at www.katespadeandcompany.com. An archive of the webcast will be available on the website. Additional information on the results of the Company’s operations is available in the Company’s Form 10-Q for the third quarter 2016, to be filed with the Securities and Exchange Commission.

The Company expects to report fourth quarter 2016 financial results on Thursday,  February 23, 2017.

PRESENTATION OF NON-GAAP FINANCIAL INFORMATION AND KEY OPERATING METRICS

The income (loss) from continuing operations for 2016 and 2015 is presented on a GAAP basis and also adjusted by multiplying pretax income (loss) by a normalized tax rate. The Company presents the below-described Adjusted EBITDA measures, 2016 results using a normalized tax rate and 2015 adjusted results because it considers them important supplemental measures of its performance and believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry.

Adjusted income (loss) from continuing operations and Adjusted EBITDA for the third quarter and first nine months of 2015 exclude the impact of expenses incurred in connection with the Company’s streamlining initiatives (such as severance costs, contract termination costs, asset write-downs and other costs) and brand-exiting activities, acquisition related costs and loss on settlement of note receivable. The adjusted results for 2015 also exclude a $26 million charge related to the termination of certain contracts with the Company’s former joint venture partner in Kate Spade China Co., Ltd. In addition to those items, the Company presents its 2015 adjusted results further adjusted to exclude the adjusted results of wind-down operations (Kate Spade Saturday, Jack Spade brick and mortar, Kate Spade Brazil and brand exits in the Adelington Design Group segment). The Company believes that the adjusted results excluding wind-down operations provide a presentation of its 2015 results that will provide investors with a means to compare those results to its 2016 results. The attached tables, captioned “Reconciliation of Non-GAAP Financial Information,” provide a full reconciliation of actual results to the adjusted results. The Company presents Adjusted EBITDA, which it defines as income (loss) from continuing operations, adjusted to exclude income tax provision (benefit), interest expense, net, depreciation and amortization, net, expenses incurred in connection with the Company’s streamlining initiatives, brand-exiting activities, acquisition related costs, non-cash impairment charges, losses on asset disposals, loss on settlement of note receivable, non-cash share-based compensation expense and unrealized and certain realized foreign currency transaction adjustments, net. The Company also presents Adjusted EBITDA Excluding Wind-Down Operations, which the Company defines as Adjusted EBITDA further adjusted to remove the Adjusted EBITDA of Kate Spade Saturday, Jack Spade brick and mortar, Kate Spade Brazil and the brand exits in the Adelington Design Group segment.  The Company believes this Adjusted EBITDA measure provides a presentation of its 2015 results that will provide investors with a means to compare those results to its 2016 results. The Company presents non-GAAP financial measures because it uses such measures to monitor the performance of its business on a comparable basis and to determine certain levels of compensation. The Company believes the presentation of these measures enhances the ability of its investors to analyze trends in its business and provides them with a means to compare periods that may be affected by various items that might obscure trends or developments in its business. References to amounts “on a comparable basis” mean that those amounts exclude the impact of wind-down operations.

The Company determined that the Kate Spade Saturday, Jack Spade, Kate Spade Brazil and Adelington Design Group initiatives in 2015 did not represent a strategic shift in the Company’s operations and therefore did not present these activities as discontinued operations.

The Company evaluates comparable sales productivity based on comparable net sales per average square foot, which is defined as net sales divided by the average of beginning and end of period gross square feet and excludes e-commerce net sales. The Company’s policy regarding its calculation of comparable direct-to-consumer net sales is discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of its most recent Annual Report on Form 10-K filed with the SEC on March 1, 2016. The Company presents the above described key operating metrics because it considers them important supplemental measures of its performance and believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry.

ABOUT KATE SPADE & COMPANY

Kate Spade & Company (NYSE: KATE) operates principally under two global, multichannel lifestyle brands: kate spade new york and Jack Spade. The Company’s four category pillars – women’s, men’s, children’s and home – span demographics, genders and geographies. Known for crisp color, graphic prints and playful sophistication, kate spade new york aims to inspire a more interesting life. The kate spade new york collection includes the Madison Avenue, Broome Street and on purpose labels. Jack Spade offers a timeless and versatile assortment of bags, sportswear and tailored clothing founded on the aesthetic of simple, purposeful design. The Company also owns Adelington Design Group, a private brand jewelry design and development group. Visit www.katespadeandcompany.com for more information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in, or incorporated by reference into, this press release, future filings by us with the Securities and Exchange Commission (“SEC”), and oral statements made by, or with the approval of, our authorized personnel, that relate to our plans and expectations for future periods are forward-looking statements under the Private Securities Litigation Reform Act of 1995.  Words such as “intend,” “expect,” “contemplate,” “anticipate,” “believe,” “plan,” “forecast,” “target,” “aim,” “project,” “on track,” “are positioned to,” “estimate,” “may,” “will,” “should” and variations of such words and similar expressions and phrases are intended to identify such forward-looking statements. You should not place undue reliance on such forward-looking statements, as they are not guarantees of performance or results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct or we may not achieve the financial results, savings or other benefits anticipated in the forward-looking statements. These forward-looking statements are simply estimates reflecting the best judgment of our senior management and involve, and are subject to, a number of risks and uncertainties, many of which are beyond our control and which could cause actual results to differ materially from those suggested by the forward-looking statements. These risks are more fully discussed in the “Risk Factors” section and elsewhere in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 1, 2016 and any subsequent quarterly reports on Form 10-Q. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to us or any person acting on our behalf are qualified by these cautionary statements. We may change our intentions, beliefs or expectations at any time and without notice, based upon any change in our assumptions or otherwise. We undertake no obligation to publicly update or revise any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:

Priya Trivedi, Vice President, Finance & Treasurer, Kate Spade & Company, 201.295.6110, ptrivedi@katespade.com

Media Contact:

Emily Garbaccio, Vice President, Communications, Kate Spade & Company, 212.739.6552, egarbaccio@katespade.com

KATE SPADE & COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(All amounts in thousands, except per common share data)

	Three Months Ended		Three Months Ended
	October 1, 2016	% of	October 3, 2015	% of
	(13 Weeks)	Sales	(13 Weeks)	Sales

Net Sales	$316,528	100.0%	$277,328	100.0%
Cost of goods sold	128,600	40.6%	107,514	38.8%
Gross Profit	187,928	59.4%	169,814	61.2%
Selling, general & administrative expenses	150,826	47.7%	157,497	56.8%
Operating Income	37,102	11.7%	12,317	4.4%
Other expense, net	(2,735)	(0.9)%	(1,560)	(0.6)%
Interest expense, net	(4,920)	(1.6)%	(5,274)	(1.9)%
Income Before (Benefit) Provision for Income Taxes	29,447	9.3%	5,483	2.0%
(Benefit) provision for income taxes	(56)	—	973	0.4%
Income from Continuing Operations	29,503	9.3%	4,510	1.6%
Discontinued operations, net of income taxes	123		(2,207)
Net Income	$29,626		$2,303

Earnings per Share:
Basic
Income from Continuing Operations	$0.23		$0.04
Net Income	$0.23		$0.02

Diluted
Income from Continuing Operations	$0.23		$0.04
Net Income	$0.23		$0.02

Weighted Average Shares, Basic	128,101		127,682
Weighted Average Shares, Diluted	129,451		128,118

KATE SPADE & COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(All amounts in thousands, except per common share data)

	Nine Months Ended		Nine Months Ended
	October 1, 2016	% of	October 3, 2015	% of
	(39 Weeks)	Sales	(39 Weeks)	Sales

Net Sales	$910,641	100.0%	$813,762	100.0%
Cost of goods sold	362,526	39.8%	317,743	39.0%
Gross Profit	548,115	60.2%	496,019	61.0%
Selling, general & administrative expenses	459,245	50.4%	503,282	61.8%
Operating Income (Loss)	88,870	9.8%	(7,263)	(0.9)%
Other expense, net	(6,075)	(0.7)%	(4,778)	(0.6)%
Loss on settlement of note receivable	—	—	(9,873)	(1.2)%
Interest expense, net	(14,853)	(1.6)%	(13,982)	(1.7)%
Income (Loss) Before Provision for Income Taxes	67,942	7.5%	(35,896)	(4.4)%
Provision for income taxes	2,964	0.3%	3,904	0.5%
Income (Loss) from Continuing Operations	64,978	7.1%	(39,800)	(4.9)%
Discontinued operations, net of income taxes	3,057		(4,577)
Net Income (Loss)	$68,035		$(44,377)

Earnings per Share:
Basic
Income (Loss) from Continuing Operations	$0.51		$(0.31)
Net Income (Loss)	$0.53		$(0.35)

Diluted
Income (Loss) from Continuing Operations	$0.50		$(0.31)
Net Income (Loss)	$0.53		$(0.35)

Weighted Average Shares, Basic	128,011		127,611
Weighted Average Shares, Diluted (a)	129,077		127,611

(a)

Because the Company incurred a loss from continuing operations for the nine months ended October 3, 2015, all potentially dilutive shares are antidilutive. Accordingly, basic and diluted weighted average shares outstanding are equal for such period.

KATE SPADE & COMPANY

CONSOLIDATED BALANCE SHEETS

(All amounts in thousands)

	October 1, 2016	October 3, 2015
Assets
Current Assets:
Cash and cash equivalents	$308,101	$219,659
Accounts receivable - trade, net	69,735	58,893
Inventories, net	262,622	248,407
Other current assets	36,588	35,524
Total current assets	677,046	562,483

Property and Equipment, Net	179,272	177,333
Goodwill	56,654	48,790
Intangibles, Net	86,851	87,204
Other Assets	51,128	41,491
Total Assets	$1,050,951	$917,301

Liabilities and Stockholders’ Equity
Current Liabilities:
Short-term borrowings	$3,628	$3,609
Other current liabilities	240,104	279,159
Total current liabilities	243,732	282,768

Long-Term Debt	390,604	393,017
Other Non-Current Liabilities	71,484	68,100
Stockholders’ Equity	345,131	173,416
Total Liabilities and Stockholders’ Equity	$1,050,951	$917,301

KATE SPADE & COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(All amounts in thousands)

	Nine Months Ended
	October 1, 2016	October 3, 2015
	(39 Weeks)	(39 Weeks)
Cash Flows from Operating Activities:
Net income (loss)	$68,035	$(44,377)
Adjustments to arrive at income (loss) from continuing operations	(3,057)	4,577
Income (loss) from continuing operations	64,978	(39,800)

Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	36,404	36,837
Loss on asset disposals and impairments, including streamlining initiatives, net	2,043	8,631
Share-based compensation	22,228	19,440
Loss on settlement of note receivable	—	9,873
Foreign currency transaction (gains) losses, net	(5,936)	609
Equity losses of equity investees	5,974	4,111
Other, net	40	(248)
Changes in assets and liabilities:
Decrease in accounts receivable - trade, net	29,202	30,588
Increase in inventories, net	(65,467)	(98,924)
(Increase) decrease in other current and non-current assets	(4,215)	7,740
Increase in accounts payable	9,999	46,642
Decrease in accrued expenses and other non-current liabilities	(34,244)	(7,512)
Net change in income tax assets and liabilities	764	1,331
Net cash used in operating activities of discontinued operations	(1,302)	(10,845)
Net cash provided by operating activities	60,468	8,473

Cash Flows from Investing Activities:
Proceeds from sales of property and equipment	—	816
Purchases of property and equipment	(37,031)	(40,775)
Proceeds from sales of joint venture interests, net	(2,350)	19,874
Investments in and advances to equity investees	(6,500)	(5,000)
Payment for joint venture interest	—	(10,000)
Payments for in-store merchandise shops	(1,478)	(4,858)
Net proceeds from settlement of note receivable	—	75,128
Purchase of trademarks	(1,200)	—
Other, net	—	347
Net cash provided by investing activities of discontinued operations	—	668
Net cash (used in) provided by investing activities	(48,559)	36,200

Cash Flows from Financing Activities:
Proceeds from borrowings under revolving credit agreement	—	2,000
Repayment of borrowings under revolving credit agreement	—	(8,000)
Repayment of Term Loan	(3,000)	(3,000)
Principal payments under capital lease obligations	(380)	(339)
Proceeds from exercise of stock options	2,365	2,428
Payment of deferred financing fees	(835)	(1,159)
Net cash used in financing activities	(1,850)	(8,070)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	191	(988)

Net Change in Cash and Cash Equivalents	10,250	35,615
Cash and Cash Equivalents at Beginning of Period	297,851	184,044
Cash and Cash Equivalents at End of Period	$308,101	$219,659

KATE SPADE & COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

(All amounts in thousands, except per common share data)

Three Months Ended
October 1, 2016
(13 Weeks)

Total Net Sales	$316,528
KATE SPADE North America	259,734
KATE SPADE International	50,958
Adelington Design Group	5,836

Gross Profit	187,928

SG&A	150,826

Operating Income	$37,102

Other expense, net	(2,735)
Interest expense, net	(4,920)
Benefit for income taxes	(56)
Income from Continuing Operations	$29,503

Discontinued operations, net of income taxes	123

Net Income	$29,626

Basic Earnings per Common Share from Continuing Operations	$0.23
Diluted Earnings per Common Share from Continuing Operations	$0.23

Reconciliation of Adjusted Income from Continuing Operations:
Net Income, per above	$29,626
Less: discontinued operations, net of income taxes	(123)
Adjustment to provision for income taxes	(13,031)
Adjusted Income from Continuing Operations (a)	$16,472

Adjusted Basic Earnings per Common Share from Continuing Operations	$0.13
Adjusted Diluted Earnings per Common Share from Continuing Operations (b)	$0.13

Reconciliation of Adjusted EBITDA:
Net Income, per above	$29,626
Adjustments:
Depreciation and amortization, asset impairments and losses on asset disposals, net (c)	12,886
Share-based compensation	6,072
Foreign currency adjustments, net	584
Interest expense, net	4,920
Benefit for income taxes	56
Discontinued operations, net of income taxes	(123)
Adjusted EBITDA	$53,909

Adjusted EBITDA
Reportable Segments Adjusted EBITDA (d):
KATE SPADE North America	$46,958
KATE SPADE International (e)	5,287
Adelington Design Group	1,089
Other (f)	575
Adjusted EBITDA	$53,909

Adjusted EBITDA Margin
KATE SPADE North America	18.1%
KATE SPADE International (e)	10.4%
Adelington Design Group	18.7%
Kate Spade & Company	17.0%

(a)

Adjusted amount represents pretax income multiplied by a normalized tax rate of 40.0%, plus $0.1 million for interest and penalties on uncertain tax positions. The normalized tax rate was derived by reference to statutory tax rates in the regions in which the Company operates, without giving effect to the Company’s valuation allowance or potential use of its net operating loss carryforwards.

(b)	Adjusted diluted earnings per share for the three months ended October 1, 2016 are based on 129,451 shares outstanding.
(c)	Excludes amortization included in Interest expense, net.
(d)

Segment Adjusted EBITDA excludes (i) depreciation and amortization and (ii) losses on asset disposals and impairments. The costs of all corporate departments that serve the respective segment are fully allocated, other than non-cash share-based compensation expense. The Company does not allocate amounts reported below Operating income to its reportable segments, other than equity loss in its equity method investees. The Company’s definition of Segment Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

(e)	Amounts include equity in the losses of equity method investees of $2,726.
(f)	Amount is Other expense, net as shown above, net of foreign currency transaction adjustment of $584 and equity in the losses of equity method investees of $2,726.

KATE SPADE & COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

(All amounts in thousands, except per common share data)

					Adjusted Results
		Streamlining		Results of Wind-Down	(Excluding Wind-
	Reported (a)	Initiatives (b)	Adjusted Results	Operations (c)	Down Operations) (d)
Three Months Ended October 3, 2015 (13 Weeks)
Total Net Sales	$277,328		$277,328	$(2,058)	$275,270
KATE SPADE North America	228,493		228,493	(187)	228,306
KATE SPADE International	42,870		42,870	(1,871)	40,999
Adelington Design Group	5,965		5,965	—	5,965

Gross Profit	169,814		169,814	(1,259)	168,555

SG&A	157,497	$(6,684)	150,813	(1,230)	149,583

Operating Income	$12,317	$6,684	$19,001	$(29)	$18,972

Other expense, net	(1,560)	443	(1,117)		(1,117)
Interest expense, net	(5,274)		(5,274)		(5,274)
Provision for income taxes (e)	973	4,137	5,110	(12)	5,098
Income from Continuing Operations	$4,510	$2,990	$7,500	$(17)	$7,483

Discontinued operations, net of income taxes	(2,207)

Net Income	$2,303

Basic Earnings per Common Share from Continuing Operations	$0.04		$0.06		$0.06
Diluted Earnings per Common Share from Continuing Operations (f)	$0.04		$0.06		$0.06

Reconciliation of Adjusted EBITDA:
Net Income, per above	$2,303
Adjustments:
Other expense, net	1,560
Interest expense, net	5,274
Provision for income taxes	(973)
Discontinued operations, net of income taxes	2,207
Operating Income	$12,317	$6,684	$19,001	$(29)	$18,972
Depreciation and amortization, asset impairments and losses on asset disposals, net (g)			11,974	(2)	11,972
Share-based compensation, net (h)			6,573		6,573
Other expense, net (i)			(1,087)		(1,087)
Adjusted EBITDA			$36,461	$(31)	$36,430

Adjusted EBITDA
Reportable Segments Adjusted EBITDA (j):
KATE SPADE North America			$30,713	$52	$30,765
KATE SPADE International (k)			4,793	116	4,909
Adelington Design Group			1,127	(199)	928
Other (l)			(172)		(172)
Adjusted EBITDA			$36,461	$(31)	$36,430

Adjusted EBITDA Margin
KATE SPADE North America			13.4%		13.5%
KATE SPADE International (k)			11.2%		12.0%
Adelington Design Group			18.9%		15.6%
Kate Spade & Company			13.1%		13.2%

(a)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(b)

Represents charges due to streamlining initiatives comprised of: (i) payroll, contract termination costs, asset write-downs and other costs of $7,030; and (ii) store closure, other brand-exiting and acquisition related credits of $(346).

(c)

Represents adjustments to remove the adjusted results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie).

(d)

Represents the adjusted results of the Company excluding the results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands.  This is presented in order to provide adjusted results on a comparable basis to its 2016 results.

(e)

Adjusted amounts represent adjusted pretax income multiplied by a normalized tax rate of 40.0%, plus $0.1 million for interest and penalties on uncertain tax positions. The normalized tax rate was derived by reference to statutory tax rates in the regions in which the Company operates, without giving effect to the Company's valuation allowance or potential use of its net operating loss carryforwards.

(f)	Adjusted diluted earnings per share for the three months ended October 3, 2015 are based on 128,118 shares outstanding.
(g)	Excludes amortization included in Interest expense, net.
(h)	Excludes $0.1 million of share-based compensation expense that was classified as restructuring.
(i)

Amount is reported Other expense, net as shown above, net of foreign currency transaction adjustment of $30 and restructuring charges of $443 included in equity in the losses of equity method investees.

(j)

Segment Adjusted EBITDA excludes: (i) depreciation and amortization; (ii) charges due to streamlining initiatives, brand-exiting activities and acquisition related costs; and (iii) losses on asset disposals and impairments. The costs of all corporate departments that serve the respective segment are fully allocated, other than non-cash share-based compensation expense.  The Company does not allocate amounts reported below Operating income to its reportable segments, other than adjusted equity loss in its equity method investees. The Company’s definition of Segment Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

(k)	Amounts include equity in the adjusted losses of equity method investees of $915.
(l)	Amount is reported Other expense, net as shown above, net of foreign currency transaction adjustment of $30 and equity in the losses of equity method investees of $1,358.

KATE SPADE & COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

(All amounts in thousands, except per common share data)

Nine Months Ended
October 1, 2016
(39 Weeks)

Total Net Sales	$910,641
KATE SPADE North America	749,789
KATE SPADE International	143,258
Adelington Design Group	17,594

Gross Profit	548,115

SG&A	459,245

Operating Income	$88,870

Other expense, net	(6,075)
Interest expense, net	(14,853)
Provision for income taxes	2,964
Income from Continuing Operations	$64,978

Discontinued operations, net of income taxes	3,057

Net Income	$68,035

Basic Earnings per Common Share from Continuing Operations	$0.51
Diluted Earnings per Common Share from Continuing Operations	$0.50

Reconciliation of Adjusted Income from Continuing Operations:
Net Income, per above	$68,035
Less: discontinued operations, net of income taxes	(3,057)
Adjustment to provision for income taxes	(26,907)
Adjusted Income from Continuing Operations (a)	$38,071

Adjusted Basic Earnings per Common Share from Continuing Operations	$0.30
Adjusted Diluted Earnings per Common Share from Continuing Operations (b)	$0.29

Reconciliation of Adjusted EBITDA:
Net Income, per above	$68,035
Adjustments:
Depreciation and amortization, asset impairments and losses on asset disposals, net (c)	35,887
Share-based compensation	22,228
Foreign currency adjustments, net	1,821
Interest expense, net	14,853
Provision for income taxes	(2,964)
Discontinued operations, net of income taxes	(3,057)
Adjusted EBITDA	$142,731

Adjusted EBITDA
Reportable Segments Adjusted EBITDA (d):
KATE SPADE North America	$118,938
KATE SPADE International (e)	17,877
Adelington Design Group	4,196
Other (f)	1,720
Adjusted EBITDA	$142,731

Adjusted EBITDA Margin
KATE SPADE North America	15.9%
KATE SPADE International (e)	12.5%
Adelington Design Group	23.8%
Kate Spade & Company	15.7%

(a)

Adjusted amount represents pretax income multiplied by a normalized tax rate of 40.0%, plus $0.3 million for interest and penalties on uncertain tax positions. The normalized tax rate was derived by reference to statutory tax rates in the regions in which the Company operates, without giving effect to the Company’s valuation allowance or potential use of its net operating loss carryforwards.

(b)	Adjusted diluted earnings per share for the nine months ended October 1, 2016 are based on 129,077 shares outstanding.
(c)	Excludes amortization included in Interest expense, net.
(d)

Segment Adjusted EBITDA excludes (i) depreciation and amortization and (ii) losses on asset disposals and impairments. The costs of all corporate departments that serve the respective segment are fully allocated, other than non-cash share-based compensation expense. The Company does not allocate amounts reported below Operating income to its reportable segments, other than equity loss in its equity method investees. The Company’s definition of Segment Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

(e)	Amounts include equity in the losses of equity method investees of $5,974.
(f)	Amount is Other expense, net as shown above, net of foreign currency transaction adjustment of $1,821 and equity in the losses of equity method investees of $5,974.

KATE SPADE & COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

(All amounts in thousands, except per common share data)

		Streamlining			Adjusted Results
		Initiatives and JV		Results of Wind-Down	(Excluding Wind-
	Reported (a)	Termination Fee (b)	Adjusted Results	Operations (c)	Down Operations) (d)
Nine Months Ended October 3, 2015 (39 Weeks)
Total Net Sales	$813,762		$813,762	$(26,156)	$787,606
KATE SPADE North America	659,809		659,809	(12,980)	646,829
KATE SPADE International	136,056		136,056	(11,459)	124,597
Adelington Design Group	17,897		17,897	(1,717)	16,180

Gross Profit	496,019		496,019	(11,127)	484,892

SG&A	503,282	$(58,744)	444,538	(14,807)	429,731

Operating (Loss) Income	$(7,263)	$58,744	$51,481	$3,680	$55,161

Other expense, net	(4,778)	526	(4,252)		(4,252)
Loss on settlement of note receivable	(9,873)	9,873	—		—
Interest expense, net	(13,982)		(13,982)		(13,982)
Provision for income taxes (e)	3,904	9,603	13,507	1,472	14,979
(Loss) Income from Continuing Operations	$(39,800)	$59,540	$19,740	$2,208	$21,948

Discontinued operations, net of income taxes	(4,577)

Net Loss	$(44,377)

Basic Earnings per Common Share from Continuing Operations	$(0.31)		$0.15		$0.17
Diluted Earnings per Common Share from Continuing Operations (f)	$(0.31)		$0.15		$0.17

Reconciliation of Adjusted EBITDA:
Net Loss, per above	$(44,377)
Adjustments:
Other expense, net	4,778
Loss on settlement of note receivable	9,873
Interest expense, net	13,982
Provision for income taxes	(3,904)
Discontinued operations, net of income taxes	4,577
Operating (Loss) Income	$(7,263)	$58,744	$51,481	$3,680	$55,161
Depreciation and amortization, asset impairments and losses on asset disposals, net (g)			35,480	(550)	34,930
Share-based compensation, net (h)			19,134		19,134
Other expense, net (i)			(3,755)		(3,755)
Adjusted EBITDA			$102,340	$3,130	$105,470

Adjusted EBITDA
Reportable Segments Adjusted EBITDA (j):
KATE SPADE North America			$86,566	$2,931	$89,497
KATE SPADE International (k)			13,215	475	13,690
Adelington Design Group			2,728	(276)	2,452
Other (l)			(169)		(169)
Adjusted EBITDA			$102,340	$3,130	$105,470

Adjusted EBITDA Margin
KATE SPADE North America			13.1%		13.8%
KATE SPADE International (k)			9.7%		11.0%
Adelington Design Group			15.2%		15.2%
Kate Spade & Company			12.6%		13.4%

(a)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(b)

Represents charges due to streamlining initiatives comprised of: (i) payroll, contract termination costs, asset write-downs and other costs of $33,025; (ii) store closure, other brand-exiting and acquisition related credits of $(281); and (iii) a $26,000 charge related to the termination of certain contracts with the Company’s former joint venture partner in China.

(c)

Represents adjustments to remove the adjusted results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie).

(d)

Represents the adjusted results of the Company excluding the results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands.  This is presented in order to provide adjusted results on a comparable basis to its 2016 results.

(e)

Adjusted amounts represent adjusted pretax income multiplied by a normalized tax rate of 40.0%, plus $0.2 million for interest and penalties on uncertain tax positions. The normalized tax rate was derived by reference to statutory tax rates in the regions in which the Company operates, without giving effect to the Company's valuation allowance or potential use of its net operating loss carryforwards.

(f)	Adjusted diluted earnings per share for the nine months ended October 3, 2015 are based on 128,208 shares outstanding.
(g)	Excludes amortization included in Interest expense, net.
(h)	Excludes $0.3 million of share-based compensation expense that was classified as restructuring.
(i)

Amount is reported Other expense, net as shown above, net of foreign currency transaction adjustment of $497 and restructuring charges of $526 included in equity in the losses of equity method investees.

(j)

Segment Adjusted EBITDA excludes: (i) depreciation and amortization; (ii) charges due to streamlining initiatives, brand-exiting activities and acquisition related costs; (iii) losses on asset disposals and impairments; and (iv) a $26,000 charge in the nine months ended October 3, 2015 to terminate contracts with the Company’s former joint venture partner in China. The costs of all corporate departments that serve the respective segment are fully allocated, other than non-cash share-based compensation expense. The Company does not allocate amounts reported below Operating (loss) income to its reportable segments, other than adjusted equity loss in its equity method investees. The Company’s definition of Segment Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

(k)	Amounts include equity in the adjusted losses of equity method investees of $3,586.
(l)	Amount is reported Other expense, net as shown above, net of foreign currency transaction adjustment of $497 and equity in the losses of equity method investees of $4,112.

KATE SPADE & COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

(Dollars in thousands)

The following table provides reconciliations of Net Sales as reported to Net Sales excluding wind-down operations(a) in 2015.

	Three Months Ended
	October 1, 2016	October 3, 2015	Variance
	(13 Weeks)	(13 Weeks)	$	%
Total Company
Net Sales as reported	$316,528	$277,328	$39,200	14.1%
Less: Net sales for wind-down operations (a)	—	(2,058)
Adjusted Net Sales	$316,528	$275,270	$41,258	15.0%

KATE SPADE North America
Net Sales as reported	$259,734	$228,493	$31,241	13.7%
Less: Net sales for wind-down operations (a)	—	(187)
Adjusted Net Sales	$259,734	$228,306	$31,428	13.8%

KATE SPADE International
Net Sales as reported	$50,958	$42,870	$8,088	18.9%
Less: Net sales for wind-down operations (a)	—	(1,871)
Adjusted Net Sales	$50,958	$40,999	$9,959	24.3%

Adelington Design Group
Net Sales as reported	$5,836	$5,965	$(129)	(2.2)%
Less: Net sales for wind-down operations (a)	—	—
Adjusted Net Sales	$5,836	$5,965	$(129)	(2.2)%

(a)    Represents net sales for KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie).

KATE SPADE & COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

(Dollars in thousands)

The following table provides reconciliations of Net Sales as reported to Net Sales excluding wind-down operations(a) in 2015.

	Nine Months Ended
	October 1, 2016	October 3, 2015	Variance
	(39 Weeks)	(39 Weeks)	$	%
Total Company
Net Sales as reported	$910,641	$813,762	$96,879	11.9%
Less: Net sales for wind-down operations (a)	—	(26,156)
Adjusted Net Sales	$910,641	$787,606	$123,035	15.6%

KATE SPADE North America
Net Sales as reported	$749,789	$659,809	$89,980	13.6%
Less: Net sales for wind-down operations (a)	—	(12,980)
Adjusted Net Sales	$749,789	$646,829	$102,960	15.9%

KATE SPADE International
Net Sales as reported (b)	$143,258	$136,056	$7,202	5.3%
Less: Net sales for wind-down operations (a)	—	(11,459)
Adjusted Net Sales (b)	$143,258	$124,597	$18,661	15.0%

Adelington Design Group
Net Sales as reported	$17,594	$17,897	$(303)	(1.7)%
Less: Net sales for wind-down operations (a)	—	(1,717)
Adjusted Net Sales	$17,594	$16,180	$1,414	8.7%

(a)    Represents net sales for KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie).

(b)    Includes $6.4 million of net sales for the nine months ended October 3, 2015 related to the Hong Kong, Macau and Taiwan territories, which were converted to a joint venture in the first quarter of 2015.